UNITED STATES
         SECURITIES AND EXCHANGE COMMISSION
              WASHINGTON, D.C. 20549


                    FORM 8-K
                -------------------

                 CURRENT REPORT


Date of Report
(Date of earliest event reported: September 24, 2004


Commission file number 0-30411
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              Cyber Grind, Inc.
      ----------------------------------
 (Name of Small Business Issuer in its charter)

        Nevada                       95-4791521
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(State or other jurisdiction of   (I.R.S. Employer
 incorporation or organization)   Identification No.)


   C/O Law Offices of Jaak Olesk
   9300 Wilshire Boulevard, Suite 300,
   Beverly Hills, California               90212
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(Address of principal executive offices) (Zip code)


                  (310) 278-0100
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             (Issuer's telephone number)



















Item 4.  Changes in Registrant's Certifying Accountant

     On September 24, 2004 the Company's auditor Michael Deutchman, CPA was dismissed. The accountant's report did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. They did however contain a going concern paragraph. The change in accountants was recommended and approved by the board of directors.

     There were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company is seeking to engage a new accountant who will, among other things, reaudit December 31, 2003 financial statements.


SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            Cyber Grind, Inc.

                            /s/ Jaak Olesk
                            ------------------------
Dated: October 1, 2004       Jaak Olesk
---------------------       Chairman of the Board,
                            President